Exhibit 10.24

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 9th day of June, 2005 by and between INTERCONTINENTALEXCHANGE, INC., a corporation organized under the laws of Delaware (the “Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”).

W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement dated as of November 17, 2004 (as amended, modified and restated from time to time, the “Credit Agreement”); and

     WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.      All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

     2.      The Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” set forth in Section 1.01 to the Credit Agreement and substituting the following in lieu thereof:

             “Applicable Margin” means

                   (i)     with respect to LIBOR Rate Loans, LIBOR Market Index Loans and all other Obligations, 0.85% per annum; and

                   (ii)     with respect to the Unused Line Fee, 0.15% per annum.

The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Domestic Cash Flow Leverage Ratio for the trailing twelve month period. Any such adjustment shall be made on the date the Compliance Certificate for the prior fiscal quarter is to be delivered pursuant to Section 7.01(a) hereof, commencing with the delivery of the Compliance Certificate for the fiscal quarter ended June 30, 2005. Adjustments in Applicable Margins shall be determined by reference to the following grids:

If the Domestic Cash Flow	Level of
Leverage Ratio is:	Applicable Margins:
< 0.50	Level I
>=0.50 but < 1.0	Level II
>=1.00	Level III

	Applicable Margins
	Level I	Level II	Level III
LIBOR Rate Loans	0.85%	0.95%	1.05%
LIBOR Market Index Loans	0.85%	0.95%	1.05%
Prime Rate Loans	0.0%	0.0%	0.00%
Unused Line Fee	0.15%	0.15%	0.25%

Adjustments thereafter, if any, in the Applicable Margin shall be implemented quarterly on a prospective basis for each calendar quarter commencing at least five (5) days after the date of delivery to the Lender of the quarterly unaudited or annual audited (as applicable) Consolidated financial statements for the Borrower and its Subsidiaries evidencing the need for an adjustment. Concurrent with the delivery of such financial statements, the Borrower shall deliver to the Lender an accompanying Officer’s Compliance Certificate setting forth the Domestic Cash Flow Leverage Ratio of the Borrower and its Domestic Subsidiaries as of the trailing twelve month period. Subject to Section 4.01(e) in the event the Borrower fails to deliver such financial statements and certificate within the time required by Section 7.01 and Section 7.02 hereof, the Applicable Margin shall be the highest Applicable Margin set forth above until the delivery of such financial statements and certificate.

          3.       The Credit Agreement is further amended by deleting the definition of “Tangible Net Worth” set forth in Section 1.01 to the Credit Agreement and substituting the following in lieu thereof:

“Tangible Net Worth” means (A) prior to January 1, 2006, total assets less intangible assets less total liabilities, and (B) on and after January 1, 2006, total assets less intangible assets less total liabilities less the value of the CPEX Put. For purposes of this computation, the aggregate amount of any intangible assets of Borrower or any Subsidiary including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names, and loans to Affiliates, shareholders or employees, shall be subtracted from total assets, and total liabilities shall include Debt fully subordinated to Lender on terms and conditions acceptable to Lender.

          4.      The Credit Agreement is further amended by deleting the definition of “Total Funded Debt” set forth in Section 1.01 to the Credit Agreement and substituting the following in lieu thereof:

“Total Funded Debt” means, as applied to any Person, the sum of all indebtedness for borrowed money (including, without limitation, capital lease obligations, Subordinated Debt (including debt subordinated to the Lender), and unreimbursed drawings under letters of credit), Synthetic Lease Obligations, or any other monetary obligation evidenced by a note, bond, debenture or other agreement or similar instrument of such Person, including but not limited to liability associated with the CPEX Put; provided, however, prior to January 1, 2006, the liability associated with the CPEX Put shall be excluded from Total Funded Debt.

          5.      The Credit Agreement is hereby further amended by adding the following definition of “CPEX Put” to Section 1.01 of the Credit Agreement:

“CPEX Put” means that certain Continental Power Exchange, Inc. Put included in the Contribution and Asset Transfer Agreement dated May 11, 2000 between the Borrower, Continental Power Exchange, Inc. and Jeffrey C. Sprecher.

          6.      The Credit Agreement is hereby further amended by adding the following definition of “Domestic Cash Flow Leverage Ratio” to Section 1.01 of the Credit Agreement:

“Domestic Cash Flow Leverage Ratio” means, measured as of the trailing twelve (12) month period, the ratio of (a) Total Funded Debt of the Borrower and its Domestic Subsidiaries to (b) EBITDA of the Borrower and its Domestic Subsidiaries less Capital Expenditures of the Borrower and its Domestic Subsidiaries less Capitalized Software Development Costs of the Borrower and its Domestic Subsidiaries.

          7.      The Credit Agreement is hereby further amended by deleting all references to the following terms: “Collateral,” “Collateral Documents,” and “Stock Pledge Agreement.”

          8.      The Credit Agreement is hereby further amended by deleting Section 8.09, titled “Security Interests,” Section 8.11, titled “Collateral Records,” and Section 10.11, titled “Organizational Documents,” and substituting in lieu of such Sections, respectively, the following:

                    Section 8.09 Reserved.
                    Section 8.11 Reserved.
                    Section 10.11 Reserved.

          9.      The Credit Agreement is hereby further amended by deleting Article 9 and substituting the following in lieu thereof:

ARTICLE 9

FINANCIAL COVENANTS.

Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.12 hereof:

SECTION 9.01 Cash Flow Leverage Ratio. The Borrower and its Subsidiaries shall, on a Consolidated basis, maintain as of each fiscal quarter after the date of the Initial Loan a Cash Flow Leverage Ratio of no greater than 1.50:1.00.

SECTION 9.02 Tangible Net Worth. The Borrower and its Subsidiaries shall, on a Consolidated basis, maintain a Tangible Net Worth of no less than (a) from the Closing Date through and including December 31, 2004, $52,251,252, (b) from January 1, 2005, through and including December 30, 2005, an amount equal to (i) $52,251,252, plus (ii) fifty percent (50%) of the Borrower’s Consolidated positive net income from August 1, 2004 to December 31, 2004, and (c) from December 31, 2005 through and including the last day of each Fiscal Year thereafter, an amount equal to (i) the Tangible Net Worth from the previous Fiscal Year, plus (ii) fifty percent (50%) of the Borrower’s Consolidated positive net income for the current Fiscal Year then ending. Notwithstanding the foregoing, the required minimum Tangible Net Worth stated above is to be increased by one hundred percent (100%) of any net proceeds received by Borrower or its Subsidiaries in any equity offering or other capital injection.

SECTION 9.03 Domestic Cash Flow Leverage Ratio. The Borrower and its Domestic Subsidiaries shall, on a Consolidated basis, maintain as of each fiscal quarter, commencing with the quarter ended June 30, 2005, a Domestic Cash Flow Leverage Ratio of no greater than 1.50:1.00.

            10.      The Credit Agreement is hereby amended by deleting Exhibit D thereto and substituting the Exhibit D attached as Attachment 1 to this Amendment in lieu thereof.

            11.      As consideration for the accommodations set forth herein and as a condition precedent to the effectiveness of this Amendment, the Borrower shall pay to the Lender a non-refundable amendment fee of $10,000 on the date hereof. The Borrower acknowledges that such fee shall constitute compensation for Lender’s accommodations contemplated hereby and shall not constitute interest. The Borrower agrees that such fee shall be fully earned as of the date hereof.

            12.      The Borrower hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the Credit Agreement, as amended hereby, and the Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment and the Loan Documents (except to the extent any such representation or warranty relates solely to a prior date, in which event such representation or warranty was true and correct as of such date, or any such representation or warranty is untrue by reason of events or conditions otherwise permitted under the Credit Agreement, as amended by this Amendment, or the Loan Documents).

     13.      Except as expressly set forth herein, the Credit Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

     14.      To induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default.

     15.      The Borrower agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

     16.      The Borrower shall pay to the Lender at the closing of this Amendment all costs and expenses of the Lender in connection with the preparation, execution, delivery of this Amendment, including, without limitation, the reasonable attorney’s fees and out-of-pocket expenses incurred by the Lender.

     17.      The Stock Pledge Agreement is hereby terminated. Within five Business Days of the execution and delivery of this Amendment, (a) the Lender shall deliver to the Borrower the Share Certificate No. 2 evidencing the Pledged Collateral (as defined in the Stock Pledge Agreement) and the Power of Attorney to Transfer Stock, which were delivered to the Lender on the Closing Date, and (b) the Lender shall send for filing in the Office of the Delaware Department of State the UCC Financing Statement Amendment attached as Attachment 2 to this Amendment.

     18.      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     19.      This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     20.      This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER: INTERCONTINENTALEXCHANGE, INC.
By:	/s/ Richard V. Spencer
Richard V. Spencer
Chief Financial Officer

LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Michael J. Romano
Michael J. Romano
Vice President

Attachment 1

Form of Officer’s Compliance Certificate

See attached

EXHIBIT D

FORM OF

OFFICER’S COMPLIANCE CERTIFICATE

     The undersigned, ___, the ___of IntercontinentalExchange, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Credit Agreement dated as of November 17, 2004 (as amended, modified or supplemented from time to time, the “Credit Agreement”) between the Borrower and Wachovia Bank, National Association (the “Lender”), does hereby certify to the Lender pursuant to Section 7.02 of the Credit Agreement that as of the date of this Certificate:

     (a)     all of the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are correct and complete in all respects as of the date hereof as if made on the date hereof, except for those that speak as of a particular date or are untrue by reason of events or conditions otherwise permitted under the Credit Agreement or other Loan Documents;

     (b)     the Borrower is, as of the date hereof, in compliance in all respects with all of its covenants and agreements in the Credit Agreement and the other Loan Documents, including the financial covenants set forth in Article 9 of the Credit Agreement (and attached hereto as Annex A are the financial covenant calculations as of the most recent fiscal quarter end);

     (c)     no Default or Event of Default exists [or, if a Default or Event of Default exists, set forth on Annex B attached hereto is complete and accurate information specifying the Default or Event of Default, when it occurred, whether it is continuing and the steps being taken with respect to such Default or Event of Default] or existed during the period covered by the financial statements to which this Certificate relates [or, if a Default or Event of Default existed, set forth on Annex B attached hereto is complete and accurate information specifying the Default or Event of Default, when it occurred and when and how it was cured];

     (d)     all of the information and disclosures provided on the Schedules attached to the Credit Agreement are true and correct in all material respects except as set forth on Annex C attached hereto; and

     (e)     the information set forth on Annex A attached hereto is complete and accurate.

     Unless defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate on behalf of the Borrower as of ___, 200___.

Name Printed:
Title:

2

Attachment 2

UCC Financing Statement Amendment

See attached

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

     Troutman Sanders LLP

     600 Peachtree Street NE, Suite 5200
     Atlanta, GA 30308

     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FlLE #			1b.	This FINANCING STATEMENT AMENDMENT is
	43248137	11-17-2004	☐	to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. ☐AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6. CURRENT RECORD INFORMATION:

     6a. ORGANIZATION’S NAME

           IntercontinentalExhange, Inc.

OR

6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

OR

7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE POSTAL CODE	COUNTRY

7d. TAX ID #. SSN OR EIN	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
☐None

     8. AMENDMENT (COLLATERAL CHANGE): check only one box.

     Describe collateral ☐ deleted or ☐ added, or give entire ☑ estated collateral description, or describe collateral ☐ assigned.

Section 4 to the above-referenced financing statement is hereby restated as set forth below:

This filing is made by Secured Party to provide notice to all creditors of Debtor that the Debtor’s assets and interests in property shall not at any time be subject to any lien, mortgage, pledge, charge, security interest or encumbrance of any kind except as expressly permitted under that certain Credit Agreement dated as of November 17, 2004 between IntercontinentalExchange, Inc., a Delaware corporation, and Wachovia Bank, National Association (as amended, supplemented, modified or restated from time to time).

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME

Wachovia Bank, National Association

OR

9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10.OPTIONAL FILER REFERENCE DATA

     DE- SOS

FILING OFFICE COPY— NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 07/29/98)
FORM SHOULD BE TYPEWRITTEN OR COMPUTER GENERATED